SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2022
Accounting Policies [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(a)Principles of Consolidation
The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. Intercompany accounts and transactions have been eliminated.
(b)Comprehensive Loss
Comprehensive loss represents the net loss for the period adjusted for other comprehensive income (loss). Other comprehensive income (loss) is comprised of currency translation adjustments relating to the Company's subsidiaries and equity method investments, whose functional currency is not the U.S. dollar.
(c)Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the balance sheet date, as well as reported amounts of revenue and expenses during the reporting period. The Company's most significant estimates and judgments involve valuation of the Company's stock-based compensation, including the fair value of common stock and market-based restricted stock units, assignment of fair value and allocation of purchase price in connection with the Romeo Acquisition, the valuations of warrant liabilities, derivative liabilities, the Put Right, Price Differential and redeemable convertible preferred stock tranche liability, estimates related to the Company's lease assumptions, contingent liabilities, including litigation reserves, warranty reserves and inventory valuation. Management bases its estimates on historical experience and on various other assumptions believed to be reasonable, the results of which form the basis for making judgments about the carrying values of assets and liabilities. Actual results could differ from those estimates.
(d)Segment Information
Under ASC 280, Segment Reporting, operating segments are defined as components of an enterprise where discrete financial information is available that is evaluated regularly by the chief operating decision-maker ("CODM"), in deciding how to allocate resources and in assessing performance. The Company has two components, the Truck business unit and Energy business unit. The Truck business unit is manufacturing and selling BEV trucks and developing and commercializing FCEV trucks that provide, or are expected to provide, environmentally friendly, cost effective solutions to the trucking sector. The Energy business unit is developing and constructing a network of hydrogen fueling stations to meet hydrogen fuel demand for the Company's customers. The Company's chief executive officer, who is also the CODM, makes decisions and manages the Company's operations as a single operating and reportable segment for purposes of allocating resources and evaluating financial performance.
(e)Accounts Receivable, net
Accounts receivable, net, are reported at the invoiced amount, less an allowance for potential uncollectible amounts. The Company had no allowance for uncollectible amounts as of December 31, 2022 and 2021.
(f)Concentration of Credit Risk
Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash, cash equivalents, restricted cash and cash equivalents, and accounts receivable. The Company's cash is placed with high-credit-quality financial institutions and issuers, and at times exceeds federally insured limits. The Company has not experienced any credit loss relating to its cash equivalents and accounts receivable.
(g)Concentration of Supplier Risk
The Company is subject to risks related to its dependence on suppliers as some of the components and technologies used in the Company’s products are produced by a limited number of sources or contract manufacturers. The inability of these suppliers to deliver necessary components in a timely manner, at prices and quantities acceptable to the Company may cause the Company to incur transition costs to other suppliers and could have a material and adverse impact on the Company’s business, growth and financial and operating results.
(h)Concentration of Customer Risk
The Company is subject to risks related to its dependence on dealers to facilitate sales to end customers. Sales to three dealers during the year ended December 31, 2022, each individually represented sales in excess of 10% of total revenue. The loss of any of these dealers, or a significant reduction in sales to any such dealer, could adversely affect our revenues. The Company continues to expand the dealer network in order to minimize the Company's sales concentration risk.
(i)Cash, Cash Equivalents and Restricted Cash and Cash Equivalents
The Company considers all highly liquid investments purchased with a remaining maturity of three months or less to be cash equivalents. Additionally, the Company considers investments in money market funds with a floating net asset value to be cash equivalents. As of December 31, 2022 and 2021 the Company had $225.9 million and $497.2 million of cash and cash equivalents, which included cash equivalents of zero and $463.9 million highly liquid investments at December 31, 2022 and 2021, respectively.
As of December 31, 2022 and 2021, the Company had $88.1 million and $25.0 million, respectively, in current and non-current restricted cash. Restricted cash represents cash that is restricted as to withdrawal or usage and primarily consists of securitization of the Company's letters of credit, leases, and debt. See Note 9, Debt and Finance Lease Liabilities, for additional details.
The reconciliation of cash and cash equivalents and restricted cash and cash equivalents to amounts presented in the consolidated statements of cash flows are as follows:

	As of December 31,
	2022	2021	2020
Cash and cash equivalents	$225,850	$497,241	$840,913
Restricted cash and cash equivalents—current	10,600	—	4,365
Restricted cash and cash equivalents—non-current	77,459	25,000	4,000
Cash, cash equivalents and restricted cash and cash equivalents	$313,909	$522,241	$849,278
(j)Fair Value of Financial Instruments
The carrying value and fair value of the Company's financial instruments are as follows:

	As of December 31, 2022
	Level 1	Level 2	Level 3	Total
Assets
Derivative asset	$—	$—	$170	$170

Liabilities
Warrant liability	$—	$—	$381	$381
5% Senior Unsecured Convertible Note	$—	$—	$50,000	$50,000

	As of December 31, 2021
	Level 1	Level 2	Level 3	Total
Assets
Cash equivalents—money market	$463,867	$—	$—	$463,867

Liabilities
Warrant liability	$—	$—	$4,284	$4,284
Derivative liability	$—	$—	$4,189	$4,189
Forward Contract Liability
In September 2019, Legacy Nikola entered into an agreement that required Legacy Nikola to issue, and the investor to purchase, Series D redeemable convertible preferred stock at a fixed price in April 2020 (the “Forward Contract Liability”), which was accounted for as a liability. The liability was remeasured to its fair value each reporting period and at settlement, which occurred in April 2020 with the issuance of Series D redeemable convertible preferred stock. The change in fair value was recognized in other income (expense) on the consolidated statements of operations. The change in fair value of the Forward Contract Liability was as follows:

Forward Contract Liability
Estimated fair value at December 31, 2019	$—
Change in estimated fair value	1,324
Settlement of forward contract liability	(1,324)
Estimated fair value at December 31, 2020	$—
In determining the fair value of the Forward Contract Liability, estimates and assumptions impacting fair value included the estimated future value of the Company's Series D redeemable convertible preferred stock, discount rates and estimated time to liquidity. The following reflects the significant quantitative inputs used:

As of
April 10, 2020
Estimated future value of Series D redeemable convertible preferred stock	$10.00
Discount rate	—%
Time to liquidity (years)	0
Warrant Liability
As a result of the Business Combination, the Company assumed a warrant liability (the "Warrant Liability") related to previously issued private warrants in connection with VectoIQ's initial public offering. The Warrant Liability is remeasured to its fair value at each reporting period and upon settlement. The change in fair value was recognized in revaluation of warrant liability on the consolidated statements of operations. The change in fair value of the Warrant Liability is as follows:

Warrant Liabilities
Estimated fair value at December 31, 2019	$—
Warrant liability assumed from the Business Combination	21,698
Change in estimated fair value	(13,448)
Settlement of warrant liability	(915)
Estimated fair value at December 31, 2020	7,335
Change in fair value	(3,051)
Estimated fair value at December 31, 2021	4,284
Change in fair value	(3,903)
Estimated fair value at December 31, 2022	$381
The fair value of the warrants outstanding was estimated using the Black-Scholes model. The application of the Black-Scholes model requires the use of a number of inputs and significant assumptions including volatility. The following reflects the inputs and assumptions used:

	As of December 31,
	2022	2021
Stock price	$2.16	$9.87
Exercise price	$11.50	$11.50
Remaining term (in years)	2.42	3.42
Volatility	100%	90%
Risk-free rate	4.28%	1.03%
Expected dividend yield	—	—
Put Right and Price Differential derivative liabilities
On June 22, 2021 (the "WVR Closing Date"), the Company entered into a Membership Interest Purchase Agreement (the “MIPA”) with Wabash Valley Resources LLC (“WVR”) and the sellers party thereto (collectively, the “Sellers”), pursuant to which, the Company purchased a 20% equity interest in WVR in exchange for cash and the Company’s common stock (see Note 7, Investments in Affiliates). Under the original MIPA, each Seller had a right but not the obligation, in its sole discretion, to cause the Company to purchase a portion of such Seller's shares outside the specified blackout windows, at $14.86 per share of common stock (the "Put Right") with a maximum common share repurchase of $10.0 million in aggregate. As of the WVR Closing Date, the potential cash settlement from the shares of common stock subject to the Put Right and the fair value of the embedded Put Right was recorded in temporary equity.
The fair value of the Put Right, a level 3 measurement, was estimated using a Monte Carlo simulation model. The application of the Monte Carlo simulation model requires the use of a number of inputs and significant assumptions including volatility. The fair value of the Put Right was $3.2 million as of the WVR Closing Date. The following reflects the inputs and assumptions used:

As of
June 22, 2021
Stock price	$17.32
Strike price	$14.86
Volatility	95%
Risk-free rate	0.10%
On September 13, 2021, the Company entered into an Amended Membership Interest Purchase Agreement (the "Amended MIPA") with WVR and the Sellers, pursuant to which the Put Right, was removed in its entirety and replaced with the first price differential and second price differential (together the "Price Differential"). The first price differential is equal to $14.86 (the "Issue Price"), less the average closing price for shares of the Company's common stock for the 15 consecutive days immediately following September 20, 2021. The second price differential is equal to the Issue Price less the average closing price for shares of the Company's common stock for the five consecutive days immediately following June 20, 2022. If the first price differential is positive, the Company is obligated to pay to each Seller an amount equal to the product of 50% of such Seller's portion of the closing stock consideration and the first price differential on October 12, 2021. If the second price differential is positive, the Company is obligated to pay to each Seller an amount equal to the product of 50% of such Seller's portion of the closing stock consideration and the second price differential on June 28, 2022. Under the Amended MIPA, the Company's maximum obligation is $10.0 million in aggregate.
As a result of the Amended MIPA, the shares of common stock with the embedded Put Right were deemed modified and $13.2 million was reclassified from temporary equity to equity on the consolidated balance sheets. The Price Differential is a freestanding financial instrument and accounted for as a derivative liability. The fair value of the derivative at modification was $7.7 million and was recognized in accrued expenses and other current liabilities on the consolidated balance sheets, resulting in a net impact of $5.5 million to equity.
The derivative liability is remeasured to its fair value at each reporting period and upon settlement. In accordance with the Amended MIPA, the first price differential with the Sellers was settled in the fourth quarter of 2021 for $3.4 million and the second price differential was settled in the third quarter of 2022 for $6.6 million, eliminating the Company's derivative liability balance as of December 31, 2022.
The derivative liability was remeasured at each reporting period with changes in its fair value recorded in other income (expense), net on the consolidated statements of operations. The change in fair value of the derivative liability was as follows:

Derivative Liability
Estimated fair value at September 13, 2021	$7,705
Change in estimated fair value	(104)
Settlement of first price differential	(3,412)
Estimated fair value at December 31, 2021	4,189
Change in estimated fair value	2,399
Settlement of second price differential	(6,588)
Estimated fair value at December 31, 2022	$—
The fair value of the derivative liability, a level 3 measurement, was estimated using a Monte Carlo simulation model as of December 31, 2021. The application of the Monte Carlo simulation model requires the use of a number of inputs and significant assumptions including volatility. The following reflects the inputs and assumptions used:

December 31, 2021
Stock Price	$9.87
Strike Price	$14.86
Volatility	100%
Risk-free rate	0.18%
Put Premium derivative asset
In June 2022, the Company completed a private placement of $200.0 million aggregate principal amount of unsecured 8.00% / 11.00% convertible senior paid in kind ("PIK") toggle notes (the “Toggle Senior Unsecured Convertible Notes”). In conjunction with the issuance of the Toggle Senior Unsecured Convertible Notes, the Company entered into a premium letter agreement (the "Put Premium") with the purchasers (the "Note Purchasers") of the Toggle Senior Unsecured Convertible Notes which requires the Note Purchasers to pay $9.0 million to the Company if during the period through the date that is thirty months after the closing date of the private placement of Toggle Senior Unsecured Convertible Notes, the last reported sale price of the Company's common stock has been at least $20.00 for at least 20 trading days during any consecutive 40 trading day periods.
The Put Premium is an embedded derivative asset and meets the criteria to be separated from the host contract and carried at fair value. The derivative is measured both initially and in subsequent periods at fair value, with changes in fair value recognized in other income (expense), net on the consolidated statements of operations. The fair value of the derivative asset is included in other assets on the consolidated balance sheets. The change in fair value of the derivative asset was as follows:

Derivative asset
Estimated fair value as of June 1, 2022	$1,500
Change in estimated fair value	(1,330)
Estimated fair value as of December 31, 2022	$170
The fair value of the derivative asset, a level 3 measurement, was estimated using a Monte Carlo simulation model. The application of the Monte Carlo simulation model requires the use of a number of inputs and significant assumptions including volatility. The following reflects the inputs and assumptions used:

	As of
	December 31, 2022	June 1, 2022
Stock price	$2.16	$6.77
Threshold price	$20.00	$20.00
Remaining term (in years)	1.92	2.50
Volatility	100%	90%
Risk-free rate	4.39%	2.73%
Payer cost of debt	6.22%	4.30%
(k)Inventory
Inventory cost is computed using standard cost, which approximates actual cost on a first-in, first-out basis. Inventories are stated at the lower of cost or net realizable value. Inventories are written down for any excess or obsolescence and when net realizable value, which is based upon estimated selling prices, is in excess of carrying value. Once inventory is written-down, a new, lower cost basis for that inventory is established and subsequent changes in facts and circumstances do not result in the restoration of or increase in that newly established cost basis.
(l)Investments
Variable Interest Entities
The Company may enter into investments in entities that are considered variable interest entities ("VIE") under ASC 810, Consolidations. A VIE is an entity that has either insufficient equity to permit the entity to finance its activities without additional subordinated financial support or equity investors who lack the characteristics of a controlling financial interest. If the Company is a primary beneficiary of a VIE, it is required to consolidate the entity. To determine if the Company is the primary beneficiary of a VIE, the Company evaluates whether it has both the power to direct the activities that most significantly impact the VIE’s economic performance and the obligation to absorb losses or the right to receive benefits from the VIE that could potentially be significant to the Company. If the Company is not the primary beneficiary and an ownership interest is held in the entity, the interest is accounted for under the equity method of accounting. The Company continuously assesses whether it is the primary beneficiary of a VIE as changes to existing relationships or future transactions may result in changing conclusions.
Equity Method
Investments in which the Company can exercise significant influence, but do not control, are accounted for using the equity method and are presented on the consolidated balance sheets. The Company’s share of the net earnings or losses of the investee is presented within the consolidated statements of operations. The Company evaluates its equity method investments whenever events or changes in circumstance indicate that the carrying amounts of such investments may be impaired. If a decline in the value of an equity method investment is determined to be other than temporary, a loss is recorded in earnings in the current period. Distributions received from equity method investees are presented in the consolidated statements of cash flows based on the cumulative earnings approach, whereby distributions received from equity method investments are classified as cash flows from operations to the extent of equity earnings and then as cash flows from investing activities thereafter. Refer to Note 7, Investments in Affiliates, for further discussion.
(m)Property, Plant and Equipment
Property, plant and equipment is stated at cost less accumulated depreciation. Repair and maintenance costs are expensed as incurred. Depreciation is generally computed on a straight-line basis over estimated useful life of the respective assets, except for tooling which is depreciated using the consumption method over the estimated productive life of the asset. The useful lives of the Company's assets are as follows:

Computers	1 to 3 years
Software	1 to 5 years
Demo trucks	4 years
Vehicles	5 years
Machinery and equipment	3 to 20 years years
Furniture and fixtures	7 years
Leasehold improvements	Shorter of useful life or lease term
Tooling	Based off estimated production quantity
Buildings	30 to 40 years
Deposits on equipment are reclassified from long-term deposits to property, plant and equipment upon receipt or transfer of title of the related equipment.
(n)Leases
The Company determines if an arrangement is or contains a lease at inception. This determination depends on whether the arrangement conveys the right to control the use of an explicitly or implicitly identified asset for a period of time in exchange for consideration. Control of an underlying asset is conveyed if the Company obtains the right to direct the use of and obtains substantially all of the economic benefits from using the underlying asset. The Company classifies leases with contractual terms greater than 12 months as either operating or finance. Leases with terms of 12 months or less are not recognized as right-of-use assets or lease liabilities on the consolidated balance sheets pursuant to the short-term lease exclusion.
Lease liabilities are recognized based on the present value of lease payments, reduced by lease incentives, at the lease commencement date. The Company uses an incremental borrowing rate to determine the present value of lease payments when the rate implicit in the lease is not readily determinable. The Company's incremental borrowing rate is the rate of interest that it would have to pay to borrow an amount equal to the lease payments, on a collateralized basis and in a similar economic environment over a similar term.
Lease assets are recognized based on the related lease liabilities, plus any prepaid lease payments and initial direct costs from executing the leasing arrangement. The lease term includes the base, non-cancelable lease term, and any options to extend or terminate the lease when it is reasonably certain, at commencement, that the Company will exercise such options.
Finance lease assets are amortized on a straight-line basis over the shorter of the estimated useful life of the assets or the lease term. The interest component of a finance lease is included in interest income (expense), net on the consolidated statements of operations and recognized using the effective interest method over the lease term. Operating lease assets are amortized on a straight-line basis over the term of the lease. Leases with terms of 12 months or less at commencement are expensed over the lease term. The Company has also elected not to separate lease and non-lease components within a leasing arrangement related to the Company's existing classes of assets. Non-lease components primarily include payments for maintenance and utilities.
Variable payments related to a lease are expensed as incurred. These costs often relate to payments for real estate taxes, insurance, common area maintenance, and other operating costs in addition to base rent.
(o)Goodwill
The Company records goodwill when consideration paid in a purchase acquisition exceeds the fair value of the net tangible assets and the identified intangible assets acquired. Goodwill is not amortized, but rather is tested for impairment annually or more frequently if facts and circumstances warrant a review. The Company has determined that there is a single reporting unit for the purpose of the goodwill impairment test, which is performed annually. For purposes of assessing the impairment of goodwill, the Company performs a qualitative analysis on December 31, each year to determine if events or changes in circumstances indicate the fair value of the reporting unit is less than its carrying value.
Factors considered which could trigger a further impairment review include, but are not limited to, significant under-performance relative to historical or projected future operating results, significant changes in the manner of use of the acquired assets, the Company's overall business strategy, and significant industry or macroeconomic trends. If the qualitative analysis indicates that the carrying value of the asset may not be recoverable based on the existence of one or more of the above indicators, recoverability is determined by comparing the carrying amount of the asset to net future undiscounted cash flows that the asset is expected to generate. An impairment charge would then be recognized equal to the amount by which the carrying amount exceeds the fair-market value of the asset.
There was no impairment of goodwill for the years ended December 31, 2022, 2021 and 2020.
(p)Intangible Assets with Indefinite Useful Lives
The Company's prior acquisitions resulted in value assigned to in-process R&D related to the Company's Powersports business unit. In-process R&D has an indefinite useful life until completion or abandonment of the associated R&D efforts. If abandoned, the assets would be impaired. If the activities are completed, a determination is made regarding the useful lives of the assets and the methods of amortization.
The Company is required to test its in-process R&D assets for impairment annually using the guidance for indefinite-lived intangible assets. The Company's evaluation consists of first assessing qualitative factors to determine if impairment of the asset is more likely than not. If it is more likely than not that the asset is impaired, the Company determines the fair value of the in-process R&D asset and records an impairment charge if the carrying amount exceeds the fair value.
During the fourth quarter of 2020, the Company ceased operations related to the Powersports business unit in order to focus on the Company's primary mission of commercial production of semi-trucks and development and construction of hydrogen fueling stations. All employees in the Powersports business unit were transferred to the Truck and Energy business units within the Company. As a result, the Company recorded impairment expense related to its in-process R&D during 2020. There were no impairments of indefinite-lived intangible assets for the years ended December 31, 2022 and 2021. See Note 6, Intangible Assets, Net, for further discussion.
For intangible assets acquired in a non-monetary exchange, the estimated fair value of the shares transferred are used to establish their recorded values.
(q)Long-Lived Assets and Finite Lived Intangibles
The Company has finite lived intangible assets related to licenses. The Company reviews its long-lived assets and finite lived intangibles for impairment whenever events or changes in circumstances indicate that the carrying value may not be recoverable. The events and circumstances the Company monitors and considers include significant decreases in the market price of similar assets, significant adverse changes to the extent and manner in which the asset is used, an adverse change in legal factors or business climate, an accumulation of costs that exceed the estimated cost to acquire or develop a similar asset, and continuing losses that exceed forecasted costs. The Company assesses the recoverability of these assets by comparing the carrying amount of such assets or asset group to the future undiscounted cash flow it expects the assets or asset group to generate. The Company recognizes an impairment loss if the sum of the expected long-term undiscounted cash flows that the long-lived asset is expected to generate is less than the carrying amount of the long-lived asset being evaluated. An impairment charge would then be recognized equal to the amount by which the carrying amount exceeds the fair value of the asset.
During the fourth quarter of 2020, the Company ceased the operations of its Powersports business unit and recorded an impairment charge for certain of its long-lived assets and finite lived intangibles related to the Powersports business unit for the year ended December 31, 2020. There were no impairments of long-lived assets for the years ended December 31, 2022 and 2021. See Note 4, Balance Sheet Components, and Note 6, Intangible Assets, Net, for further discussion.
(r)Income Taxes
The Company accounts for income taxes using the asset and liability method, under which deferred tax assets and liabilities are recognized for the expected future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis.
A valuation allowance is recognized when it is more likely than not that some portion or all of a deferred tax asset will not be realized. Due to the Company's lack of earnings history, the net deferred tax assets have been fully offset by a valuation allowance as of December 31, 2022 and 2021. Uncertain tax positions taken or expected to be taken in a tax return are accounted for using the more likely than not threshold for financial statement recognition and measurement.
(s)Stock-based Compensation
The Company recognizes the cost of stock-based awards granted to employees and directors based on the estimated grant-date fair value of the awards. Cost is recognized on a straight-line basis over the service period, which is generally the vesting period of the award. The Company reverses previously recognized costs for unvested awards in the period forfeitures occur. The Company determines the fair value of stock options using the Black-Scholes option pricing model, which is impacted by the fair value of common stock, expected price volatility of common stock, expected term, risk-free interest rates, and expected dividend yield. The fair value of restricted stock unit ("RSU") awards is determined using the closing price of the Company's common stock on the grant date. The fair value of market based RSU awards ("Market Based RSUs") is determined using a Monte Carlo simulation model that utilizes significant assumptions, including volatility, that determine the probability of satisfying the market condition stipulated in the award to calculate the fair value of the award.
During the fourth quarter of 2022, the Company issued replacement awards in connection with the Romeo Acquisition in exchange for awards held by employees of Romeo who became employees of the Company. The portion of the acquiree awards that are attributable to pre-acquisition service are recognized as purchase consideration. The portion of the replacement awards attributable to post-acquisition service are recognized as compensation expense and classified in discontinued operations for the year ended December 31, 2022. See Note 11, Stock-Based Compensation Expense.
(t)Warrant Liability
The Company may issue common stock warrants with debt, equity or as a standalone financing instruments that are recorded as either liabilities or equity in accordance with the respective accounting guidance. Warrants recorded as equity are recorded at their relative fair value determined at the issuance date and remeasurement is not required. Warrants recorded as liabilities are recorded at their fair value, within warrant liability on the consolidated balance sheets, and remeasured on each reporting date with changes recorded in revaluation of warrant liability on the Company's consolidated statements of operations.
(u)Revenue Recognition
Truck sales
Truck sales consist of revenue recognized on the sales of the Company's BEV trucks. The sale of a truck is recognized as a single performance obligation at the point in time when control is transferred to the customer (dealers). Control is deemed transferred when the product is picked up by the carrier and the customer (dealer) can direct the product's use and obtain substantially all of the remaining benefits from the product. The Company does not offer returns on truck sales.
Payment for trucks sold are made in accordance with the Company's customary payment terms. The Company has elected an accounting policy whereby the Company does not adjust the promised amount of consideration for the effects of a significant financing component because, at contract inception, the Company expects the period between the time when the Company transfers a promised good or service to the customer and the time when the customer pays for that good or service will be one year or less. Sales tax collected from customers is not considered revenue and is accrued until remitted to the taxing authorities. Shipping and handling activities occur after the customer has obtained control of the product, thus the Company has elected to account for those expenses as fulfillment costs in cost of revenues, rather than an additional promised service.
Services and other
Services and other revenues consist of sales of mobile charging trailers ("MCTs") and other charging products. The sale of MCTs and other charging products is recognized as a single performance obligation at the point in time when control is transferred to the customer. Control is deemed transferred when the product is delivered to the customer and the customer can direct the product's use and obtain substantially all of the remaining benefits from the asset. The Company does not offer sales returns on MCTs and other charging products. Payment for products sold are made in accordance with the Company's customary payment terms and the Company's contracts do not have significant financing components. The Company has elected to exclude sales taxes from the measurement of the transaction price.
Service and other revenues for the year ended December 31, 2020 were related to solar installation service projects. Solar installation projects were not related to the Company's primary operations and were concluded in 2020.
(v)Warranties
Warranty costs are recognized upon transfer of control of trucks to dealers, and are estimated based on factors including the length of the warranty, product costs, supplier warranties, and product failure rates. Warranty reserves are reviewed and adjusted quarterly to ensure that accruals are adequate to meet expected future warranty obligations. Initial warranty data is limited early in the launch of a new product and accordingly, future adjustments to the warranty accrual may be material.
The change in warranty liability for the year ended December 31, 2022 is summarized as follows:

Year Ended
December 31, 2022
Accrued warranty - beginning of period	$—
Provision for new warranties	8,079
Warranty costs incurred	(291)
Accrued warranty - end of period	$7,788
(w)Research and Development Expense
Research and development expense consist of outsourced engineering services, allocated facilities costs, depreciation, internal engineering and development expenses, materials, labor, stock-based compensation related to development of the Company's products and services, and expenses related to operating the Coolidge manufacturing plant until the start of commercial production. Research and development costs are expensed as incurred.
(x)Selling, General, and Administrative Expense
Selling, general, and administrative expense consist of personnel related expenses for corporate, executive, finance, and other administrative functions, expenses for outside professional services, including legal, audit and accounting services, as well as expenses for facilities, depreciation, amortization, travel, and marketing costs. Personnel related expenses consist of salaries, benefits, and stock-based compensation.
Advertising expense is expensed as incurred and was $2.0 million, $1.9 million and $0.7 million for the years ended December 31, 2022, 2021, and 2020, respectively.
(y)Other Income (Expense)
Other income (expense) consists of grant income received from various governmental entities, foreign currency gains and losses, unrealized gains and losses on investments, revaluation gains and losses on the derivative liability, and gains and losses on the sale of equipment. Grant income is recognized as income over the periods necessary to match the income on a systematic basis to the costs that it is intended to compensate.
For the year ended December 31, 2022, 2021 and 2020, the Company recognized a $1.0 million gain, $1.4 million gain, and $0.8 million loss respectively, related to foreign currency adjustments.
(z)Net Loss Per Share
Basic net loss per share is computed by dividing net loss for the period by the weighted-average number of common shares outstanding during the period.
Diluted net loss per share is computed by dividing net loss, adjusted for the revaluation of warrant liability, by the weighted average number of common shares outstanding for the period, adjusted for the dilutive effect of shares of common stock equivalents resulting from the assumed exercise of the warrants. The treasury stock method is used to calculate the potential dilutive effect of these common stock equivalents.
(aa)Recently Adopted Accounting Pronouncements
In November 2021, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2021-10, Government Assistance, to increase transparency of government assistance which requires annual disclosures about transactions with a government entity that are accounted for by applying a grant or contribution accounting model by analogy. ASU 2021-10 is effective for annual periods beginning after December 15, 2021 and early adoption is permitted. The Company adopted ASU 2021-10 for the year ended December 31, 2022, which had an immaterial impact to the Company's consolidated financial statements.